GENERAL	12 Months Ended
Dec. 31, 2020
GENERAL
GENERAL

NOTE 1 – GENERAL

a.    Reporting Entity

Itamar Medical Ltd. (the “Company”) is a company incorporated in Israel, with registered office at 9 Halamish Street, North Industrial Zone, Caesarea, Israel. The consolidated financial statements of the Company and its subsidiaries as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 comprise the Company and its subsidiaries (together referred to as the “Group”). The Company is a medical technology company focused on the development and commercialization of non-invasive medical devices and solutions to aid in the diagnosis of respiratory sleep disorders. The Company uses a digital healthcare platform to facilitate the continuum of care for effective sleep apnea management with a focus on the core sleep and cardiology markets. The Company offers a Turnkey marketing program (also known as Total Sleep Solution, or TSS), that is designed to allow any medical practice or physician that is not a sleep physician by specialty, easy access to a comprehensive suite of products and services for the diagnosis, treatment and management of patients they suspect suffer from sleep apnea. The ordinary shares of the Company are listed on the Tel Aviv Stock Exchange Ltd. (“TASE”). On February 27, 2019, the Company’s American Depositary Shares (“ADSs”), each of which represents 30 ordinary shares of the Company, represented by American Depositary Receipts (“ADRs”), were registered for trade on the Nasdaq Capital Market.

b.    2020 Public Offering

In February 2020, the Company completed a registered public offering of 2,927,267 ADSs at a price of $13.75 per ADS, for total gross proceeds of approximately $40.25 million, or total net proceeds of approximately $35.7 million after deducting underwriting discounts and commissions of approximately $2.8 million and offering expenses of approximately $1.8 million.

c.    2021 Public Offering

In February 2021, the Company completed a registered public offering of 3,506,499 ADSs, which included the full exercise of the underwriters' option to purchase 457,369 additional ADSs, at a price of $22.75 per ADS. The Company sold 2,196,499 ADSs and one of its shareholders, Viola Growth 2 A.V. Limited Partnership (the "Selling Shareholder"), sold 1,310,000 ADSs in the offering. The gross proceeds to the Company from the offering were approximately $50.0 million and the gross proceeds to the Selling Shareholder from the offering were approximately $29.8 million, before deducting the underwriting discounts and commissions of approximately 6% and other offering expenses of approximately $0.8 million payable by the Company. The net proceeds to the Company were approximately $46.2 million.

d.    Impact of COVID-19 on the Company's operations

In mid-March 2020, the Company began to experience the impact of the COVID-19 pandemic amplified by the American Academy of Sleep Medicine ("AASM") COVID-19 mitigation strategy guidance recommending the deferral of in-lab polysomnography ("PSG") tests and special precautions for the use of reusable home sleep tests ("HSAT") services unless using fully disposable HSAT devices, such as the Company's WatchPAT(TM) ONE device, which meets that criteria.

The general restriction and limitation posed by the pandemic, and amplified by these specific recommendations, began to significantly impact the sleep apnea testing market and the Company's second quarter of 2020 revenue mix, with multiuse WatchPAT tests declining in the U.S. and Europe and WatchPAT ONE, as well as WatchPAT Direct orders increasing significantly. During the third quarter of 2020, the Company recorded pre COVID-19 multiuse WatchPAT tests in the U.S. and Europe. At the same time, the trend of increasing demand to our WatchPAT ONE and WatchPAT Direct orders continued during the fourth quarter of 2020, as well.